EXHIBIT 10.2

Obligor:	EMERGING VISION, INC.

Original Loan Amount: $6,000,000.00
REVISED LOAN AMOUNT: $5,750,000.00

Manufacturers and Traders Trust Company One M & T Plaza, Buffalo, New York 14240

ALLONGE
(Revision Agreement of Note)

This Agreement refers to the loan (the “Loan”) evidenced by a Revolving Line of Credit Note and Credit Agreement dated as of August 7, 2007 as same was amended by letter dated as of November 14, 2008 and further amended by Limited Waiver and Amendment dated as of April 1, 2009, in the original principal amount of SIX MILLION and 00/100 ($6,000,000) DOLLARS (the "Note"), executed by EMERGING VISION, INC. (the “Borrower”) in favor of MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”).

By this Agreement, the parties hereto have agreed to reduce the loan and the principal amount of the Note to FIVE MILLION SEVEN HUNDRED FIFTY THOUSAND and 00/100 ($5,750,000.00).

ACCORDINGLY, THE NOTE IS HEREAFTER AMENDED AS FOLLOWS:

PRINCIPAL; PRINCIPAL AMOUNT; MAXIMUM LOAN AMOUNT; COMMITMENT.  Any references in the Note or in any loan document executed in connection therewith to Principal, Principal Amount, Maximum Loan Amount and Commitment (whether as a defined term or not) shall hereafter mean FIVE MILLION SEVEN HUNDRED FIFTY THOUSAND and 00/100 ($5,750,000.00)DOLLARS.   Accordingly, the Maximum Loan Amount of the Note as of the date hereof is FIVE MILLION SEVEN HUNDRED FIFTY THOUSAND and 00/100 ($5,750,000.00) DOLLARS, and advances under the Note shall be available to Borrower in an aggregate principal amount up to, but not exceeding at any time (and inclusive of any sums currently outstanding) the outstanding principal sum of FIVE MILLION SEVEN HUNDRED FIFTY THOUSAND and 00/100 ($5,750,000.00)DOLLARS (the "Commitment").

BY GRANTING THIS REVISION the Bank does not waive any of the rights remedies it may have under the Note or any of the loan documents executed in connection with the Loan (the “Loan Documents”) and the Bank hereby expressly reserves all such rights and remedies granted to it under the Note and the Loan Documents. This Agreement is a revision only, and is not a novation; and except as herein provided, all other terms and conditions of said Note and of any security agreements, guaranties or other documents of lien or encumbrance shall remain in full force and effect.

Dated: As of November 11, 2009

BORROWER:
EMERGING VISION, INC.

By:           /s/ Christopher G. Payan
Christopher G. Payan, CEO

AGREED, CONSENTED TO AND RATIFIED BY:
"GUARANTORS"

OG ACQUISITION, INC.

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

 COMBINE BUYING GROUP, INC.

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

ACCEPTED BY:

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Tamra Postiglione
Name: Tamra Postiglione
Title:  Vice President